UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2017

CANCER GENETICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 16, 2017, Cancer Genetics, Inc., a Delaware corporation (“Cancer Genetics,” “CGI” or the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report that it entered into that certain Stock Purchase Agreement dated as of August 14, 2017 (the “Stock Purchase Agreement”), by and among the Company, the Trustee of The Brandt Family Trust, a trust organized under the laws of Australia, Sabine Brandt, Royal Melbourne Institute of Technology, established under the laws of Victoria, Australia, South Australian Life Science Advancement Partnership, LP, a limited partnership organized under the laws of Australia, vivoPharm Pty Ltd. ACN 106 101 615, a corporation organized under the laws of Australia (“vivoPharm”), the Shareholders’ Representative party thereto, certain members of vivoPharm’s management party thereto and certain other stockholders of vivoPharm named therein and consummated the transactions contemplated by the Stock Purchase Agreement on August 15, 2017. This Current Report on Form 8-K/A amends the Original Form 8-K to include the required financial statements and pro forma financial information as exhibits hereto and to provide additional information regarding vivoPharm’s business.

Description of the vivoPharm Business

vivoPharm is a contract research organization (“CRO”) that specializes in planning and conducting unique, specialized studies to guide drug discovery and development programs with a concentration in oncology and immuno-oncology. These studies range from early compound selection to developing comprehensive sets of in vitro and in vivo data, as needed for FDA Investigational New Drug (“IND”) applications. vivoPharm has developed industry recognized capabilities in early phase development and discovery, especially in immuno-oncology models, tumor micro-environment studies, specialized pharmacology services, and PDx (patient derived xenograft) model studies that support basic discovery, preclinical and phase 1 clinical trials.

vivoPharm maintains three international locations, enabling the company to access global market opportunities. The headquarters in Melbourne, VIC, Australia, specializes in safety and toxicology studies, including mammalian, genetic and in vitro, along with bioanalytical services including immune-analytical capabilities. vivoPharm’s U.S. based lab, located at the Hershey Center for Applied Research in Hershey, Pennsylvania, primarily focuses on screening and efficacy testing for a wide range of pharmaceutical and chemical products. The third location, in Munich, Germany, hosts project management and marketing personnel. Further, vivoPharm brings to CGI an additional 38 employees, 16 of which are located in the U.S. and 17 in Australia, with expertise in early stage discovery services and pre-clinical testing.

vivoPharm’s studies have been utilized to support over 200 IND submissions to date across a range of therapeutic indications, including lymphomas, leukemia, GI-cancers, liver cancer, pancreatic cancer, non-small cell lung cancer, and other non-cancer rare diseases. vivoPharm is presently serving over forty biotechnology and pharmaceutical companies across five continents in over 55 studies and trials with highly specialized development, clinical and preclinical research. Over the past 10 years, vivoPharm has also generated an extensive library of human xenograft and syngeneic tumor models, including subcutaneous, orthotopic and metastatic models.

vivoPharm has generated compounded annual revenue growth of 14% over its past three fiscal years, and had USD revenues of approximately $5 million in its most recent fiscal year (vivoPharm’s fiscal year ends on June 30). The combination of CGI and vivoPharm’s capabilities is expected to create business opportunities in both pre-clinical studies and immuno-oncology clinical trials, and further accelerate CGI's strategy to be the premier partner of choice for oncology innovation and development from bench to bedside.

vivoPharm’s specialized tumor and disease models, toxicology and pharmacology services and animal imaging capabilities provide CGI opportunities to deepen its relationships with existing biopharma customers through additional discovery and downstream molecular work, while also furthering CGI’s previously announced initiative aimed at early-phase drug repurposing and drug rescue programs.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited statements of financial position as of June 30, 2017, June 30, 2016 and July 1, 2015 and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows of vivoPharm for the years ended June 30, 2017 and 2016, together with the related notes to the financial statements and the accompanying Independent Auditor’s Report to the Members of VivoPharm Pty Ltd & Controlled Entities are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The Company's unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2016 and the six months ended June 30, 2017, the unaudited pro forma condensed consolidated balance sheet as of June 30, 2017, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

2.1*
Stock Purchase Agreement, dated as of August 14, 2017, by and among the Company, the Trustee of The Brandt Family Trust, Sabine Brandt, Royal Melbourne Institute of Technology, South Australian Life Science Advancement Partnership, LP, vivoPharm Pty Ltd. ACN 106 101 615, the Shareholders’ Representative party thereto, the Management Parties party thereto and certain other stockholders named therein (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 16, 2017).

23.1	Consent of Connect Audit & Assurance Services Pty Ltd.

99.1
Audited statements of financial position of vivoPharm as of June 30, 2017, June 30, 2016 and July 1, 2015 and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows of vivoPharm for each of the years ended June 30, 2017 and 2016, together with the related notes to the financial statements and the accompanying Independent Auditor’s Report to the Members of VivoPharm Pty Ltd & Controlled Entities.

99.2
The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2016 and the six months ended June 30, 2017, the unaudited pro forma condensed consolidated balance sheet as of June 30, 2017, and the notes related thereto.

* The schedules and exhibits to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. Cancer Genetics agrees to furnish as a supplement a copy of any omitted schedules or exhibits to the Stock Purchase Agreement to the Securities and Exchange Commission upon request, provided that Cancer Genetics may request confidential treatment for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By: /s/ John A. Roberts
Name: John A. Roberts
Title: Chief Operating Officer and
Executive Vice President of Finance

Date:    October 27, 2017